Acquisitions and Divestment (Tables)	12 Months Ended
Dec. 31, 2023
Gladieux Capital Partners, LLC
Schedule of Recognized Identified Assets Acquired and Liabilities Assumed
On April 1, 2022, we completed the acquisition of a transmix processing and terminal facility in Huntington, Indiana from Gladieux Capital Partners, LLC for $252 million, net of cash acquired. Management, with the assistance of an independent valuation firm, determined the fair value of assets and liabilities at the date of the acquisition. Goodwill acquired in connection with the acquisition is deductible for tax purposes. The following table summarizes the final allocation of the purchase price among the assets acquired and liabilities assumed:

April 1, 2022
Inventories	$108
Other current assets	56
Property and equipment	73
Goodwill	20
Intangible assets	98
Current liabilities	(88)
Net assets	267
Cash acquired	(15)
Total cash consideration, net of cash acquired	$252

Peerless Oil & Chemicals, Inc.
Schedule of Recognized Identified Assets Acquired and Liabilities Assumed
On November 30, 2022, we completed the acquisition of Peerless for $67 million, net of cash acquired. Peerless is an established terminal operator that distributes fuel products to over 100 locations primarily within Puerto Rico. Management, with the assistance of an independent valuation firm, determined the fair value of assets and liabilities at the date of the acquisition. Goodwill acquired in connection with the acquisition is deductible for tax purposes. The following table summarizes the final allocation of the purchase price among the assets acquired and liabilities assumed:

November 30, 2022
Other current assets	$26
Property and equipment	65
Goodwill	11
Current liabilities	(15)
Deferred tax liability	(11)
Net assets	76
Cash acquired	(9)
Total cash consideration, net of cash acquired	$67